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                                                                    Exhibit 10.6


                                   AVAYA INC.
                          2000 LONG TERM INCENTIVE PLAN
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                       ARTICLE 1 - BACKGROUND AND PURPOSE

The purpose of the Avaya Inc. 2000 Long Term Incentive Plan is to enhance shareholder value by reinforcing the Company's efforts to motivate Employees to contribute to the Company's growth and performance, and enabling the Company to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depend.


                             ARTICLE 2 - DEFINITIONS

For the purposes of this Plan, the following words shall have the meanings ascribed to them below:

(a)      AWARD

         Any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Dividend Equivalent, Other Stock Unit Award, Substitute Award or any other right, interest, or option relating to Shares or other securities of the Company granted pursuant to the provisions of the Plan.

(b)  AWARD AGREEMENT

         The written agreement, contract, or other instrument or document provided by the Company to evidence an Award and signed by both the Company and the Participant.


(c)      BOARD

         The Board of Directors of the Company.

(d)      CHANGE IN CONTROL

         The happening of any of the following events:

                  (i) An acquisition by any individual, entity or group (within the meaning of Section 13 (d)(3) or 14 (d)(2) of the Exchange Act) (an "Entity") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security so being converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A),
         (B) and (C) of subsection (iii) of this Article 2(c); or

                  (ii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as
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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


         the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided, further however, that any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board; or

                  (iii) The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are beneficial owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent Company")) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of the directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

                  (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

(e)      CODE


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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


         The Internal Revenue Code of 1986, as amended.

(f)      COMMITTEE

         The Corporate Governance and Compensation Committee (or any successor committee) of the Board.

(g)      COMPANY

         Avaya Inc., a Delaware corporation.

(h)      COMPANY ACTION

         A Company or Subsidiary declared or initiated (i) termination from service under a force management program, (ii) sale of a unit or portion of a unit, (iii) transfer of a Participant to a corporation, partnership, limited liability company or other business entity in which the Company has a direct or indirect equity interest and which does not constitute a Subsidiary or (iv) placement of the job function of a Participant with an outsourcing contractor unless the successor employer has made appropriate provision for the assumption and continuation of Awards of Employees who are employed by the successor employer after an event described in (ii), (iii) or (iv).

(i)      COVERED EMPLOYEE

         A "covered employee" within the meaning of Section 162(m)(3) of the Code.

(j)      DELEGATE

         The person or committee authorized by the Committee or the Board to exercise specified authority under this Plan.

(k)      DIVIDEND EQUIVALENT

         Has the meaning assigned in Article 6(b).

(l)      DISABILITY OR DISABLED

         Termination of employment under circumstances where the Participant qualifies for benefits under a long-term disability pay plan as provided in the Participant's Award Agreement.

(m)      EMPLOYEE

         Any employee of the Company or any Subsidiary, excluding leased employees within the meaning of Section 414(n) of the Code.

(n)      EXCHANGE ACT

         The Securities Exchange Act of 1934, as amended.


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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


(o)      EXPIRATION DATE

         The date specified in the Award Agreement after which rights under the Award expire.

(p)      FAIR MARKET VALUE

         The average of the high and low sales prices of a Share as reported on the New York Stock Exchange on the Grant Date, or if no sales of Shares were reported on such date, the average of the high and low prices of a Share on the next preceding day on which sales were reported.


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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


(q)      GRANT DATE

         The Grant Date shall be the date an Award is granted as set forth in the Award Agreement.

(r)      INCENTIVE OPTION

         An Option granted under Article 7 that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(s)      NONSTATUTORY OPTION

         An Option granted under Article 7 that is not intended to be an Incentive Option.

(t)      OPTION

         An Award described in Article 7.

(u)      OTHER STOCK UNIT AWARD

         An Award described in Article 11.

(v)      PARTICIPANT

         An Employee who is selected by the Committee to receive an Award under the Plan.

(w)      PERFORMANCE AWARD

         An Award described in Article 10.

(x)      PERFORMANCE PERIOD

         That period, established by the Committee at or after the time any Performance Award is granted, during which any performance goals specified by the Committee with respect to such Award are to be measured.

(y)      PERSON

         Any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, limited liability company, other entity or government or political subdivision.

(aa)     PLAN

         The Avaya Inc. 2000 Long Term Incentive Plan.

(bb)     RESTRICTED STOCK

         An Award described in Article 9.

(cc)     RETIREMENT


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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


         Termination of the employment of a Participant with the Company or any Subsidiary under circumstances where the Participant qualifies for benefits under a retirement plan as provided in the Participant's Award Agreement.

(dd)     SHARE

         A share of the common stock of the Company, par value $.01 per share.

(ee)     STOCK APPRECIATION RIGHT

         An Award described in Article 8.

(ff)     STOCK AWARD COMMITTEE

         A committee of one or more directors appointed by the Committee pursuant to Article 4.


(gg)     SUBSIDIARY

         A "subsidiary corporation" of the Company as defined in Section 424(f) of the Code, an entity in which the Company directly or indirectly owns 50% or more of the voting interests or an entity in which the Company has a significant equity interest, as determined by the Committee.

(hh)     SUBSTITUTE AWARD

         An Award granted in lieu of an Option or Stock Appreciation Right pursuant to Article 17.

(ii)     TERM

         The period beginning on October 1, 2000, and ending on October 1, 2005.


              ARTICLE 3 - SHARES AVAILABLE FOR OPTION; ADJUSTMENTS

         (a) Subject to adjustment as provided in Article 3(b), the aggregate number of Shares which may be made subject to Awards granted under this Plan shall not exceed 25 million (25,000,000); provided, that if any Shares are subject to an Award that is forfeited, settled in cash, expires, or is otherwise terminated without issuance of Shares, such Shares shall again be available for Awards under the Plan if no Participant shall have received any benefits of ownership in respect thereof; and provided, further, that no more than two million (2,000,000) Shares shall be available for the grant of Incentive Options under the Plan during the Term; and provided, further, that no Participant may be granted Awards with respect to more than 5,000,000 Shares in the aggregate during the Term. In addition, the number of Shares available for grants under the Plan or to a Participant in any fiscal year shall not be reduced by Awards granted or Shares issued by the Company through the assumption of, or in substitution or exchange for awards or the right or obligation to make future grants of awards in connection with the acquisition of another corporation or business entity or in connection with the assumption of any Award granted by Lucent Technologies Inc. ("Lucent") to an Employee who becomes an Avaya Individual as defined in the Employee Benefits agreement dated as of October 1, 2000 between the Company and Lucent. Any Shares issued under the Plan may consist, in whole or in part, of authorized and unissued Shares, Shares purchased in the


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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


               open market or otherwise, treasury Shares, or any combination of the foregoing, as the Board or the Committee may from time to time determine.

         (b) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin off or similar transaction or other change in corporate structure affecting the Shares, such adjustments and other substitutions shall be made to the Plan, and to Awards as the Committee in its sole discretion deems equitable or appropriate, including: such adjustments in the aggregate number, class and kind of Shares or other consideration which may be delivered under the Plan, in the aggregate or to any one Participant; in the number, class, kind and option or exercise price of Shares subject to outstanding Awards granted under the Plan; and in the number, class and kind of Shares subject to Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) provided, however, that the number of Shares or other securities subject to any Award shall always be a whole number.

         (c) Except as provided in Article 20, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements, or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable. In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.


                           ARTICLE 4 - ADMINISTRATION

The Plan shall be administered by the Committee. The Committee shall be responsible to the Board for the operation of the Plan. The Committee may appoint one or more Directors to serve as the Stock Award Committee to make grants of Options, administer the Plan, discharge the duties of the Committee under Articles 5, 6, 7, 8, 9 and 14 with respect to Employees other than officers and directors of the Company, and adopt rules and regulations under the Plan and make interpretations of the Plan with respect to such Employees. If the Committee does not appoint a Stock Award Committee, the Plan shall be administered by the Committee. The Committee or the Stock Award Committee may appoint a Delegate to administer and interpret the provisions of the Plan, promulgate rules and regulations under the Plan, discharge the duties of the Committee under Articles 9 and 14, designate employees to perform ministerial functions under this Plan and execute documents on behalf of the Company; provided, however, that any Delegate appointed pursuant to this Article 4 who is a Participant in the Plan shall not participate in making any decision that would benefit such Delegate, except to the extent such decision would only incidentally benefit the Delegate and would also generally benefit a larger class of Employees.

The interpretations and construction of any provision of the Plan by the Committee, the Stock Award Committee, or the Delegate, as the case may be, as well as any factual determinations, shall be final, unless otherwise determined by the Board. No member of the Board, the Committee, the Stock Award Committee or any Delegate shall be liable for any action or determination made by him or her in good faith.


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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


                             ARTICLE 5 - ELIGIBILITY

(a) The Committee, in its sole discretion, may grant an Award to any Employee who is actively employed by the Company or a Subsidiary. The adoption of this Plan shall not be deemed to give any Employee any right to be granted an Award, except and to the extent and upon such terms and conditions as may be determined by the Committee.

(b) Neither this Plan nor any Award shall be construed as giving any person the right to be retained in the employ of the Company or any Subsidiary. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation of uniformity of treatment of Employees or Participants under the Plan. This Plan creates no ongoing obligation of the Company to provide any future benefit of similar value. The provisions of any Award need not be the same with respect to each recipient of an Award of the same type.


                          ARTICLE 6 - AWARDS -- GENERAL

(a) Awards may be granted to Participants either alone or in addition to any other type of Award granted under the Plan. Awards may be granted for no consideration, for such minimum consideration as is required by applicable law or for such other consideration as the Committee may determine. Any Award granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve. The prospective recipient of any Award shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed and delivered to the Company an Award Agreement evidencing the Award, and otherwise complied with the then applicable terms and conditions. The term of each Award shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Incentive Option or any Stock Appreciation Right related to any Incentive Option exceed a period of ten (10) years from its Grant Date. The Committee may impose such conditions on the exercise or vesting of any Award as it shall deem appropriate.

(b) Subject to the provisions of this Plan and any Award Agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, interest or dividends, or interest or dividend equivalents (collectively, "Dividend Equivalents"), with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.

                               ARTICLE 7 - OPTIONS

         An Option is a right to purchase Shares subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable:

         (a) OPTION PRICE. The exercise price per Share under an Option shall be determined by the Committee in its sole discretion; provided that except in the case of an Option pursuant to a Substitute Award, such exercise price shall not be less than the Fair Market Value of a Share on the date of the grant of the Option.

         (b) EXERCISABILITY. Options shall be exercisable at such time or times as determined by the Committee at or subsequent to grant. Unless otherwise determined by the Committee at or


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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


subsequent to grant, no Incentive Option shall be exercisable during the year ending on the day before the first anniversary date of the granting of the Incentive Option.

         (c) METHOD OF EXERCISE. Subject to the other provisions of the Plan and any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the option price in such form or forms, including, without limitation, payment by delivery of cash, Shares or other consideration (including, where permitted by law and the Committee, Awards) having a fair market value on the exercise date equal to the total option price, or by any combination of cash, Shares and other consideration as the Committee may specify in the applicable Award Agreement.

         (d) INCENTIVE OPTIONS. In accordance with rules and procedures established by the Committee, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Options held by any Participant which are exercisable for the first time by such Participant during any calendar year under the Plan (and under any other benefit plans of the Company or of any parent or Subsidiary of the Company) shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. The terms of any Incentive Option shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

         (e) FORM OF SETTLEMENT. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.


                      ARTICLE 8 - STOCK APPRECIATION RIGHTS

         A Stock Appreciation Right is a right to receive in cash the difference between the Fair Market Value of a Share on the exercise date and the Grant Date. A Stock Appreciation Right shall otherwise have the same terms and conditions as an Option. Any Stock Appreciation Right related to a Nonstatutory Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any Stock Appreciation Right related to an Incentive Option must be granted at the same time such Option is granted. In the case of any Stock Appreciation Right related to any Option, the Stock Appreciation Right or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of Shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the Stock Appreciation Right. Any Option related to any Stock Appreciation Right shall no longer be exercisable to the extent the related Stock Appreciation Right has been exercised.


                          ARTICLE 9 - RESTRICTED STOCK

         Restricted Stock is an Award in the form of Shares issued with the restriction that the Participant may not sell, transfer, pledge or assign the Shares and with any other restrictions that the Committee may impose (including restrictions on the right to vote or receive cash dividends on the Shares) which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee shall determine. A Restricted Stock Award may be evidenced in such manner as the Committee in its sole discretion shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of a Restricted Stock Award,


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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.


                         ARTICLE 10 - PERFORMANCE AWARDS

         A Performance Award is an Award of Performance Units or Performance Shares which vests and becomes non-forfeitable based on performance criteria determined by the Committee to be achieved over a prescribed Performance Period. An Award of Performance Shares is a number of units valued by reference to a designated number of Shares, and an Award of Performance Units is a number of units valued by reference to a designated amount of property other than Shares. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award or at any time thereafter. Except as provided in Articles 12 and 14, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property or any combination of the foregoing, in the sole discretion of the Committee upon the grant of the Performance Award. The performance levels which have been achieved for each Performance Period and the amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period.


                      ARTICLE 11 - OTHER STOCK UNIT AWARDS

         Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares ("Other Stock Unit Awards") may be paid in Shares, other securities of the Company, cash or any other form of property as the Committee shall determine [upon the grant of the Other Stock Unit Award]. Other Stock Unit Awards may be issued with such restrictions that the Committee may impose which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee shall determine. Shares purchased pursuant to other Stock Unit Awards shall be purchased for such consideration as the Committee shall in its sole discretion determine, which shall not be less than the Fair Market Value of such Shares as of the date such Award is granted.


                     ARTICLE 12 - TERMINATION OF EMPLOYMENT

Except as shall otherwise be provided in an Award Agreement, the provisions of this Article 12 shall govern rights of Participants to exercise Options following termination of employment. If a Participant terminates employment for any reason other than Retirement, Disability or death (i) any portion of the Participant's Options which are exercisable on the date employment terminates may be exercised until the earlier of ninety days following termination of employment or the original Expiration Date of the Option, and (ii) any portion of an Option that is not exercisable on the date employment terminates shall be forfeited and canceled, except that if the reason for the termination of employment is a Company Action, then the Option shall become immediately exercisable for the period specified in clause (i) with respect to the number of Shares determined by the following formula, and shall be forfeited and canceled with respect to the remaining Shares:


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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


Shares                     Original Shares              Number of Completed Months Prior to
                                                        Termination of Employment Since
Exercisable =              Granted               X                          Granted
                                                        --------------------------------------
                                                        Number of Months from Grant Date to
                                                                 Full Exercisability of Option

                                                        Minus:   Number of Shares Exercisable or
                                                        Exercised Prior to Termination of Employment


Upon termination of employment by reason of Retirement or Disability, any portion of a Participant's Option that is then outstanding shall, to the extent not then exercisable, be immediately, forfeited and canceled in its entirety. To the extent that an Option is exercisable on the date of a Participant's Retirement or Disability, the Option will remain exercisable until the original Expiration Date of the Option. Notwithstanding the foregoing, if a Participant terminates employment pursuant to a Company Action under circumstances that also constitute Retirement for such Participant, then any portion of any Option of the Participant which becomes exercisable by reason of this Article 12 along with any portion of any Option of the Participant which is exercisable on the date of termination of employment shall be exercisable, until the original Expiration Date of the relevant Option. Upon the death of a Participant, the outstanding portion of such Participant's Option shall, to the extent not then exercisable, become immediately exercisable in full and the Option shall remain exercisable until the original Expiration Date of the Option. The Committee or its Delegate may, in its sole discretion, waive or modify the application of this Article 12 in the case of any individual Participant. This Article 12 applies only to Options; however the Committee may provide for similar treatment of other forms of Awards at the time that the Award is granted.


                          ARTICLE 13 - NONASSIGNABILITY

No award granted under the Plan shall be assigned or transferred by the Participant otherwise than by will or by the laws of descent and distribution, and such Award shall be exercisable, during the Participant's lifetime, only by the Participant.


                    ARTICLE 14 - CHANGE IN CONTROL PROVISIONS

Notwithstanding any other provision of the plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant and any Restricted Stock or Other Stock Unit Awards which are not then vested shall become vested and non-forfeitable to the full extent of the Original Grant. If a Change in Control occurs or is to occur during a Performance Period, the Committee shall determine the extent to which Performance Awards shall vest or shall be adjusted in accordance with Article 3(c) in the event of a Change in Control. This determination shall be made by individuals who are members of the Incumbent Board as defined in the definition of a Change in Control in Article 1(d).


                       ARTICLE 15 - RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of Shares that shall be sufficient to satisfy the requirements of this


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                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of Shares shall relieve the Company of any liability in respect of the failure to issue or sell Shares as to which the requisite authority has not been obtained.


                                ARTICLE 16- TAXES

The Company and any Subsidiary shall have the right to condition the grant or exercise of any Award on a Participant's payment of any applicable amounts required by a governmental agency to be withheld from payment to the Participant or paid or deducted by the Company or a Subsidiary in connection with an Award ("withholding tax"). The Company and any Subsidiary shall also have the right to deduct any withholding tax from a Participant's other compensation or to make any other arrangements to satisfy withholding tax obligations, including arrangements with one or more brokerage firms pursuant to cashless exercise procedures. The Company and any Subsidiary shall further have the right to deduct from any payment under an Award under the Plan or from a Participant's other compensation any tax or social insurance payment imposed on the Company or Subsidiary in connection with such Award.

            ARTICLE 17 - EMPLOYEES BASED OUTSIDE OF THE UNITED STATES

Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with the provisions of laws in other countries in which the Company and its Subsidiaries operate or have Employees, the Committee or its Delegate, in its sole discretion, shall have the power and authority to (1) determine which Employees that are subject to the tax laws of nations other than the United States are eligible to participate in the Plan, (2) modify the terms and conditions of any Awards granted to such Employees (including the grant of Stock Appreciation Rights or some other comparable form of award ("Substitute Award") in lieu of Options, and (3) establish subplans, modified Option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable; provided, however, that the Committee may not grant such Awards that do not comply with the limitations of Article 3. Any subplans established under this Article 17 by the Committee shall be attached to this Plan as appendices. The terms of this Plan applicable to Options shall apply with like effect to Stock Appreciation Rights, Restricted Stock Awards, Performance Awards, Other Stock Unit Awards and Substitute Awards to the extent legally permissible.


                   ARTICLE 18 - RIGHTS TO CONTINUED EMPLOYMENT

Neither this Plan nor any Option shall be construed as giving any person the right to be retained in the employ of the Company or any Subsidiary. No Employee or Participant shall have any claim to be granted any Option under the Plan or to include any Option or its value in any form of severance or similar pay, or in any benefit plan or program which by its terms does not specifically include the value of the Option. There is no obligation of uniformity of treatment of Employees or Participants under the Plan. This Plan is of limited duration and creates no ongoing obligation of the Company to provide any future benefit of similar nature or value.


                         ARTICLE 19 - AMENDMENT OF PLAN


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
                    AVAYA INC. 2000 LONG TERM INCENTIVE PLAN


The Board may amend the Plan at any time and from time to time. The Board may, at any time or from time to time, suspend or terminate this Plain in whole or in part.

No such amendment, suspension or termination of the Plan may, however, impair any Award granted prior to such amendment, suspension or termination, without the written consent of the affected Participant.


                            ARTICLE 20 - TERM OF PLAN

The Plan shall become effective as of October 1, 2000.

The Plan shall terminate on October 1, 2005 or at such earlier date as may be determined by the Board of Directors. Termination of the Plan, however, shall not affect the rights of Participants under Awards previously granted to them, and all unexpired Awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated pursuant to this Plan.



                   ARTICLE 21 - CODE SECTION 162(m) PROVISIONS


         (a) Notwithstanding any other provision of this Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a Participant that such Participant is, or may be as of the end of the tax year for which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 24 is applicable to such Award under such terms as the Committee shall determine.

         (b) If an Award is subject to this Article 24, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the Company having a level of Net Income for the fiscal year preceding lapse or distribution set by the Committee within the time prescribed by Section 162(m) of the Code or the regulations thereunder in order for the level to be considered "pre-established". The Committee may, in its discretion, reduce the amount of any Performance Award or Other Stock Unit Award subject to this Article 24 at any time prior to payment based on such criteria as it shall determine, including but not limited to individual merit and the attainment of specified levels of one or any combination of the following: net cash provided by operating activities, earnings per Share from continuing operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, stock price appreciation, total shareowner return (measured in terms of stock price appreciation and dividend growth), or cost control, of the Company or the Subsidiary or division of the Company for or within which the Participant is primarily employed.

         (c) Notwithstanding any contrary provision of the Plan other than
Article 14, the Committee may not adjust upwards the amount payable pursuant to any Award subject to this Article 24, nor may it waive the achievement of the Net Income requirement contained in Article 24(b), except in the case of the death or disability of a Participant.

         (d) Prior to the payment of any Award subject to this Article 24, the Committee shall certify in writing that the Net Income requirement applicable to such Award was met.

         (e) The Committee shall have the power to impose such other restrictions on Awards subject to this Article 24 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, the regulations promulgated thereunder, and any successors thereto.

                           ARTICLE 22 - GOVERNING LAW

The Plan, and the validity and construction of any Awards granted hereunder shall be governed by the laws of the State of Delaware.


IN WITNESS WHEREOF, the Company has caused this Plan, as amended, to be executed on this ___ day of ________, 2000.

For Avaya Inc.

By:      __________________________



Attest:  __________________________


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